UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 13, 2017

Six Flags Entertainment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13703	13-3995059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Issuance of Senior Notes due 2024 and Senior Notes due 2027

On April 13, 2017 (the “Closing Date”), Six Flags Entertainment Corporation (the “Issuer”) issued $700,000,000 of its 4.875% Senior Notes due 2024 (the “New 2024 Notes”) and $500,000,000 of its 5.500% Senior Notes due 2027 (the “2027 Notes” and, together with the New 2024 Notes, the “Notes”). The offering and sale of the Notes were made only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. The New 2024 Notes were issued as additional notes under an existing indenture (the “2024 Notes Indenture”), dated as of June 16, 2016, by and among the Issuer, each of the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”). On June 16, 2016, the Issuer previously issued $300,000,000 aggregate principal amount of its 4.875% senior notes due 2024 (the “Existing 2024 Notes” and, together with the New 2024 Notes, the “2024 Notes”) under the 2024 Notes Indenture. The New 2024 Notes have identical terms, other than the issue date, the issue price and the first interest payment date, and constitute part of the same series as the Existing 2024 Notes. Interest on the New 2024 Notes accrues at a rate of 4.875% and is payable in cash semi-annually, in arrears, on January 31 and July 31 of each year, beginning on July 31, 2017. The New 2024 Notes will mature on July 31, 2024.

A portion of the net proceeds from the issuance of the Notes will be used to redeem any and all of the Issuer’s outstanding 5.250% Senior Notes due 2021 (the “2021 Notes”) and to satisfy and discharge the indenture governing the 2021 Notes, including to pay accrued and unpaid interest to the redemption date and the related redemption premium on the 2021 Notes, and to pay related fees and expenses. The remaining net proceeds will be used for general corporate and working capital purposes, which the Issuer expects to primarily include repurchases of its common stock from time to time, subject to compliance with its financing agreements, and to the extent it does not use such net proceeds for those purposes, the Issuer may use such amounts for strategic initiatives that it may undertake from time to time.

2027 Notes Indenture

The 2027 Notes were issued pursuant to an indenture, dated as of April 13, 2017 (the “2027 Notes Indenture”), among the Issuer, each of the guarantors party thereto and the Trustee.

Interest and Maturity

The 2027 Notes will accrue interest at a rate of 5.500% per annum, payable in cash semi-annually, in arrears, on April 15 and October 15 of each year, beginning on October 15, 2017. The 2027 Notes will mature on April 15, 2027.

Guarantees, Security and Ranking

The 2027 Notes are guaranteed on a senior unsecured basis by the Issuer’s subsidiaries that guarantee indebtedness under the Issuer’s senior secured credit facility (the “Guarantors”). The 2027 Notes are the Issuer’s and the Guarantors’ senior unsecured obligations. The 2027 Notes and the guarantees rank equally in right of payment with all of the Issuer’s and the Guarantors’ senior unsecured debt. The 2027 Notes and the guarantees rank effectively junior to all of the Issuer’s and the Guarantors’ secured obligations to the extent of the value of the collateral securing such obligations, including the obligations of the Issuer and the Guarantors pursuant to their guarantees or borrowings under the Issuer’s senior secured credit facility. The 2027 Notes and the guarantees rank senior in right of payment to any of the Issuer’s and the Guarantors’ future indebtedness that is expressly subordinated to the 2027 Notes or guarantees. The 2027 Notes and the guarantees rank structurally junior to all debt and other liabilities of the Issuer’s subsidiaries that are not Guarantors of the 2027 Notes.

Redemption

The Issuer may redeem some or all of the 2027 Notes on or after April 15, 2022 at the redemption prices set forth in the 2027 Notes Indenture plus accrued and unpaid interest, if any, to the date of redemption. Prior to April 15, 2022, the Issuer may redeem up to 35.0% of the aggregate principal amount of the 2027 Notes at a redemption price equal to 105.5%, together with accrued and unpaid interest, if any, to, but not including, the date of redemption, with the net cash proceeds of certain equity offerings. In addition, the Issuer may, at its option, redeem some or all of the 2027 Notes prior to April 15, 2022, by paying a make-whole premium, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. If the Issuer experiences certain change of control events, holders of the 2027 Notes may require it to repurchase all or part of their 2027 Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Restrictive Covenants

The 2027 Notes Indenture contains restrictive covenants that limit the ability of the Issuer and the Issuer’s restricted subsidiaries to, among other things: incur additional debt or issue preferred stock; create liens; create restrictions on the Issuer’s subsidiaries’ ability to make payments to the Issuer; pay dividends and make other distributions in respect of the Issuer’s and its restricted subsidiaries’ capital stock; redeem or repurchase the Issuer’s capital stock or prepay subordinated indebtedness; make certain investments or certain other restricted payments; guarantee indebtedness; designate unrestricted subsidiaries; sell certain kinds of assets; enter into certain types of transactions with affiliates; and effect mergers or consolidations. These covenants are subject to important exceptions and qualifications set forth in the 2027 Notes Indenture. Certain of these covenants will be suspended if the 2027 Notes are assigned an investment grade rating from any two of Fitch Ratings, Inc., Standard & Poor’s Rating Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing.

The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The foregoing description of the 2024 Notes Indenture, the 2024 Notes, the 2027 Notes Indenture and the 2027 Notes are qualified in their entirety by reference to the complete text of the agreements filed, respectively, as Exhibits 4.1 and 4.2 to the Issuer’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2016, and Exhibits 4.3 and 4.4 hereto, and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

On April 13, 2017, the Issuer issued a press release announcing the closing of the offering of the Notes, the results of the Issuer’s tender offer at the early tender expiration of 5:00 p.m., New York City time, on April 12, 2017 and the termination of the tender offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of June 16, 2016, among Six Flags Entertainment Corporation, each of the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Issuer’s Current Report on Form 8-K, filed, with the SEC on June 17, 2016).

4.2	Form of 4.875% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1).

4.3	Indenture, dated as of April 13, 2017, by and among Six Flags Entertainment Corporation, each of the guarantors party thereto and U.S. Bank National Association as trustee.

4.4	Form of 5.500% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.3).

99.1	Press Release of Six Flags Entertainment Corporation, dated April 13, 2017, regarding the closing of the offering of the Notes and the termination of the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION
(Registrant)

By:	/s/ Lance C. Balk
Lance C. Balk
General Counsel

April 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of June 16, 2016, among Six Flags Entertainment Corporation, each of the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Issuer’s Current Report on Form 8-K, filed, with the SEC on June 17, 2016).

4.2	Form of 4.875% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1).

4.3	Indenture, dated as of April 13, 2017, by and among Six Flags Entertainment Corporation, each of the guarantors party thereto and U.S. Bank National Association as trustee.

4.4	Form of 5.500% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.3).

99.1	Press Release of Six Flags Entertainment Corporation, dated April 13, 2017, regarding the closing of the offering of the Notes and the termination of the tender offer.